UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	1

Item 5.07 Submission of Matters to a Vote of Security Holders	1

Item 9.01 Financial Statements and Exhibits	3

SIGNATURES	4

PURPOSE OF FILING

The purpose of this filing is to report (i) that we have amended, and our shareholders have approved, The Dun & Bradstreet Corporation Covered Employee Incentive Plan, (ii) that we have amended and restated our Certificate of Incorporation and our By-laws, and (iii) the voting results from our Annual Meeting of Shareholders held on May 3, 2011.

(i)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2011 our shareholders voted to approve The Dun & Bradstreet Corporation Covered Employee Incentive Plan, as amended (the “Incentive Plan”), which provides for performance-based awards to members of senior management whose compensation may be subject to Section 162(m) of the Internal Revenue Code of 1986, as amended. Currently, the Incentive Plan is used to set the maximum cash incentive amount and the maximum performance-based restricted stock unit award payable to a participant in any fiscal year for purposes of 162(m).

The Incentive Plan is included in this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 3, 2011 our shareholders approved amendments to our Certificate of Incorporation to reduce the supermajority voting requirements to a simple majority vote and to reorganize the Board of Directors into one class with each director subject to election each year, beginning in 2012. On that same date, our Board approved conforming amendments to our By-laws.

The Company’s Amended and Restated Certificate of Incorporation and Fourth Amended and Restated By-Laws are included in this Current Report on Form 8-K as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 3, 2011. At such meeting, 44,144,158 shares of our common stock were represented in person or by proxy, which was equal to 89.03% of the issued and outstanding shares entitled to vote at the meeting.

The matters voted upon and the results of the vote were as follows:

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The two directors listed below were elected to one-year terms, which will expire at the 2012 Annual Meeting of Shareholders. See also Proposal No. 7 below relating to the declassification of our Board of Directors.

	Number of Shares
Nominee	For	Against	Abstain
Naomi O. Seligman	39,735,072	1,412,237	86,778
Michael J. Winkler	39,363,938	627,557	1,242,592

There were 2,910,071 Broker Non-Votes on Proposal No. 1 relating to each director.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm was ratified as follows: 43,762,281 voted in favor; 306,569 voted against; and 75,308 abstained.

There were no Broker Non-Votes on Proposal No. 2.

PROPOSAL NO. 3

RE-APPROVAL OF THE DUN & BRADSTREET CORPORATION COVERED EMPLOYEE

INCENTIVE PLAN, AS AMENDED

The Dun & Bradstreet Corporation Covered Employee Incentive Plan, as amended, which provides for performance-based awards to members of senior management whose compensation may be subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, was approved as follows: 36,396,889 voted in favor; 4,679,252 voted against; and 157,946 abstained.

There were 2,910,071 Broker Non-Votes on Proposal No. 3.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)

The advisory vote on executive compensation as disclosed in the proxy materials for our Annual Meeting of Shareholders was approved as follows: 35,781,179 voted in favor; 5,247,180 voted against; and 205,728 abstained.

There were 2,910,071 Broker Non-Votes on Proposal No. 4.

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF SAY ON PAY VOTING

For the advisory vote on how frequently the Company should hold an advisory vote on executive compensation (Say on Pay), shareholders could elect to have Say on Pay voting from one of four choices: annually, every two years, every three years, or shareholders could also have elected to abstain from voting. The voting was as follows:

1 year:	36,440,393
2 years:	94,705
3 years:	4,596,833
Abstain:	102,156

There were no Broker Non-Votes on Proposal No. 5.

PROPOSAL NO. 6

APPROVAL OF AMENDMENTS TO THE COMPANY’S RESTATED CERTIFICATE OF

INCORPORATION TO REDUCE THE SUPERMAJORITY VOTING REQUIREMENTS TO A

SIMPLE MAJORITY VOTE

The proposal to approve amendments to our Restated Certificate of Incorporation to reduce the supermajority voting requirements to a simple majority vote was approved as follows: 43,746,149 voted in favor; 225,342 voted against; and 172,667 abstained.

There were no Broker Non-Votes on Proposal No. 6.

PROPOSAL NO. 7

APPROVAL OF AMENDMENTS TO THE COMPANY’S RESTATED CERTIFICATE OF

INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS

The proposal to approve amendments to our Restated Certificate of Incorporation to declassify our Board of Directors was approved, as a result of which (i) the Class II directors, whose terms expired at the Annual Meeting in 2011 (Naomi O. Seligman and Michael J. Winkler), were elected for a one-year term expiring at the 2012 Annual Meeting of Shareholders, and (ii) our classified board structure will be fully eliminated as of the 2012 Annual Meeting of Shareholders, at which time, and for each annual election thereafter, all directors will stand for election for a one-year term. The voting was as follows: 43,640,039 voted in favor; 249,416 voted against; and 254,703 abstained.

There were no Broker Non-Votes on Proposal No. 7.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of The Dun & Bradstreet Corporation, as filed with the Secretary of State of the State of Delaware on May 6, 2011.

3.2	Fourth Amended and Restated By-Laws of The Dun & Bradstreet Corporation, effective May 3, 2011.

10.1	The Dun & Bradstreet Corporation Covered Employee Incentive Plan, effective May 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
Richard S. Mattessich Vice President, Associate General Counsel and Assistant Corporate Secretary

DATE: May 6, 2011